NYSE: FUN Third Quarter 2026 Earnings Call Supplemental Presentation November 5, 2026 Quarter ended September 27, 2026 Exhibit 99.2

IMPORTANT INFORMATION Forward-looking statements, non-GAAP measures and basis of presentation Forward-Looking Statements. Some of the statements contained in this presentation that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to management's expectations, beliefs, goals and strategies regarding the future. Words such as "anticipate," "believe," "create," "expect," "future," "guidance," “outlook,” "intend," "plan," "potential," "seek," "synergies," "target," "objective," "will," "would," similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond the Company's control and could cause actual results to differ materially from those described in such statements. Although management believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to be correct, or that the Company's growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could adversely affect attendance at the Company's parks, future financial performance, and/or the Company's growth strategies, and could cause actual results to differ materially from expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the expected amount and timing of benefits related to the sale of the amusement and water park located in Bowie, Maryland; adverse weather conditions; general economic, political and market conditions, including global trade; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; accidents or other incidents occurring at amusement and water parks; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company's operations; the impact of any potential shareholder activism; failure to attract, motivate and retain qualified domestic and international employees and key personnel; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting the Company; acts of terrorism or outbreak or escalation of war, hostilities, civil unrest, and other political or security disturbances; and other risks and uncertainties discussed in the Company's Annual Report on Form 10-K and in the other filings made from time to time with the SEC. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation and are based on information currently and reasonably known to management. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation. Non-GAAP Financial Measures. This presentation includes measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): Modified EBITDA, Adjusted EBITDA and Adjusted EBITDA margin; Same-Park Basis measures; per capita spending, admissions per capita spending, in-park product per capita spending, in-park revenues and out-of-park revenues; free cash flow; net debt and net leverage. These measures should not be considered in isolation or as substitutes for the most directly comparable GAAP measures, and they may not be comparable to similarly titled measures of other companies. Definitions and reconciliations to the most directly comparable GAAP measures appear in the Appendix and throughout this presentation. Forward-Looking Non-GAAP Measures. We have not provided a reconciliation of forward-looking Adjusted EBITDA to net income, the most directly comparable GAAP measure, because we cannot do so without unreasonable efforts. Net income depends on items that are inherently uncertain or outside our control, including non-cash impairment charges, non-cash foreign currency gains/losses, and gains or losses on asset sales, the probable significance of which is that net income could differ materially from Adjusted EBITDA. Same-Park Basis. Compares the performance of our current operating portfolio and excludes the results of (a) the seven parks sold to EPR Properties prior to the start of 2026 park operations and (b) the combined amusement and water park in Bowie, Maryland, where operations were discontinued after the 2025 season (together, the “parks sold and closed”). Unless otherwise noted, comparisons in this presentation are on a Same-Park Basis. Reconciliations of reported to Same-Park results are included in the Appendix and in our earnings release. Outlook. Fourth quarter and full-year 2026 expectations are management estimates as of the date of this presentation and are forward-looking statements subject to the risks described to the left. 2

OUR PARKS Coast to coast: 34 parks across 13 states, Canada and Mexico Note: Six Flags Investor Relations website (Parks and Overview pages, October 2026); park and resort counts exclude Six Flags Qiddiya City (Saudi Arabia), which the company manages. Guests in 2025 is full- year 2025 attendance on a Same-Park Basis (42.4M), which excludes the parks sold and closed; 2025 attendance on a reported basis was 47.4M. 42M SAME-PARK GUESTS IN 2025 20 AMUSEMENT PARKS 14 WATER PARKS 9 RESORT PROPERTIES 1,780 TOTAL ATTRACTIONS 234 ROLLER COASTERS >265M RIDES TAKEN IN 2025 >1B RIDES TAKEN IN LAST 4 YEARS 3

THIRD QUARTER RESULTS

Third quarter revenue and Adjusted EBITDA grew while maintaining a 42% margin

GAAP, AS REPORTED

$1.17B
Net revenues, down 11.0%

($366M)
Net loss attributable to Six Flags

($3.59)
Diluted loss per share

Includes $688M of non-cash impairment charges related to goodwill, trade names and long-lived assets. No effect on cash, liquidity or Adjusted EBITDA.

SAME-PARK, Q3 2026 VS. Q3 2025

NET REVENUES	ADJUSTED EBITDA	ADJ. EBITDA MARGIN	PER CAPITA SPENDING	ATTENDANCE
$1.17B	$493M	42.04%	$60.51	18.2M
+1.4% vs. $1.16B	+1.1% vs. $488M	vs. 42.17% last year	+1.3%; admissions and in-park spending both higher	Roughly in line; paid attendance up

WHAT SHAPED THE QUARTER

- 54 more operating days, mainly the later Labor Day
- Fewer complimentary tickets issued
- ~$13M of cost savings offset ~$13M of cost pressures

- Less favorable July 4th calendar
- Weather and wildfire smoke at a handful of parks
- Seasonal business: we do not over-read any one quarter

Same-Park Basis unless otherwise noted; excludes the seven parks sold prior to the start of 2026 park operations and the park in Bowie, Maryland, closed after the 2025 season (the "parks sold and closed"), from all periods. Reported results equal Same-Park results for the third quarter of 2026; reported Q3 2025 net revenues were $1.32B. Adjusted EBITDA, Adjusted EBITDA margin and per capita spending are non-GAAP measures; see Appendix for definitions and reconciliations.

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Six Flags Entertainment Corporation

OVERVIEW Meaningful progress on strategic transformation Same-Park Basis unless otherwise noted; excludes the seven parks sold prior to the start of 2026 park operations and the park in Bowie, Maryland, closed after the 2025 season (the “parks sold and closed”), from all periods. Adjusted EBITDA, Adjusted EBITDA margin, per capita spending, free cash flow and net leverage are non-GAAP measures; see Appendix for definitions and reconciliations. Free cash flow is net cash from operating activities less capital expenditures (reported basis). Outlook figures are management estimates and forward-looking; see Forward-Looking Statements. Safety first Comprehensive review of our entire ride portfolio is underway, verified by independent specialists. All parks remain open.1 A solid third quarter $493M Q3 Adjusted EBITDA, +1.1% • Net revenues +1.4% to $1.17B • Adjusted EBITDA margin almost flat at 42% • Paid attendance and per capita spending up 2 Improving profitability and cash flow +11% Nine-month Adjusted EBITDA • Margin up ~200 bps to 28.3% • Free cash flow of $257M, $300M better than last year • Estimated full year $70–80M of gross savings 3 Flexibility to meet near-term commitments $1.06B Liquidity at 3Q-end; nothing drawn on revolver • Net leverage of 5.8x • Liquidity up $298M vs. this time last year • $275M of debt reduced this year Fourth quarter outlook: October was softer than planned due to weather and the Georgia incident overlapping in the same weeks. We expect Q4 Adjusted EBITDA of ~$140–150M and still expect full-year Adjusted EBITDA to grow versus 2025. 5

PASSES AND MEMBERSHIPS

Active pass base up 7.1%; expected to be flat to slightly up entering 2027

ONE METRIC: ACTIVE PASS BASE

Passholders and members who can visit our parks at a given point in time.

Season pass

Covers a single season; guests buy again each year

Membership

Recurring; stays in the base until cancelled and carries into next season without a new purchase

Passholders are our most engaged guests and help smooth weather-driven volatility.

ACTIVE PASS BASE

+7.1%

~469K more units at end of Sept.

PASS + MEMBERSHIP UNITS SOLD, YTD

+2.8%

+134K units; avg. price +2.0%

PASS + MEMBERSHIP SALES DOLLARS, YTD

+4.9%

Units +2.8% at avg. price +2.0%

ENTERING 2027 (EST.)

~3.7M

Active passholders and members

ACTIVE PASS BASE VS. PRIOR YEAR

~Flat	+~7%	Flat to slightly up
Entering 2026	End of Q3 2026	Entering 2027 (est.)

Note: The 2027 season pass program launched in early August, two weeks later than last year; 2027 passes also cover the rest of 2026, so an early launch lets some guests skip buying in alternate years. Launching later reduces that overlap and encourages guests to buy every year.

Active pass base = season passholders plus members able to visit our parks at a given point in time; as of September 27, 2026 versus the same time in 2025. Year-to-date sales of season passes and memberships (units, sales dollars and average price) versus the same period of 2025. 2027 expectation of approximately 3.7 million active passholders and members, flat to slightly up is a management estimate and forward-looking; see Forward-Looking Statements.

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Six Flags Entertainment Corporation

CASH FLOW AND CAPITAL SPENDING Nine-month net cash from operating activities up 37% to $498 million, free cash flow up $300 million from last year $ in millions; reported basis. Free cash flow is a non-GAAP measure (net cash from operating activities less capital expenditures): $498.5M less $241.2M in 9M 2026, versus $365.1M less $408.1M in 9M 2025; this presentation includes a reconciliation. EPR parks sold is the seven parks sold to EPR Properties: their Adjusted EBITDA and capital spending, and costs to sell. Same-park change excludes EPR parks sold cash flow change and the one-time federal income tax refund. Excludes $257.7M of park sale proceeds, reported in investing activities (see Appendix). Totals may not sum due to rounding. Capital spending outlook is forward-looking; see Forward-Looking Statements. FREE CASH FLOW IMPROVEMENT, NINE MONTHS 2026 VS. 2025 2026 CAPITAL SPENDING OUTLOOK $350–375M from $400–425M in August • Every project competes for capital based on its expected return • Certain growth-related projects re-sequenced into future years; near-term focus on guest-facing improvements • Core maintenance, safety and compliance spending remains fully funded, unchanged from prior periods • A more rigorous approach to capital allocation, not a change in our growth strategy or our path to mid-30s margins 7 $ in millions 9M 2026 vs. 9M 2025 Year-over-year free cash flow improvement 300 One-time tax refunds 44 Parks sold to EPR - free cash flow change (YoY) (72) Same-park - free cash flow change (YoY) 328 1 Received one-time income tax refunds totaling $43.5 million in Q3 2026 2 The company incurred the park-opening expenses, the early season capital spend before the transaction closed, the costs to sell the parks, but none of the peak-season cash generation which resulted in a $72 million net impact to free cash flow 3 Same-park free cash flow improvement driven by improved business performance and strategic adjustments to capital spending 1 2 3

Reconciliation of free cash flow, net debt and net leverage $ in millions. Free cash flow on a reported basis; 2025 and the first months of 2026 include the parks sold and closed. Debt is shown at principal. Total debt of $4,923.7M reconciles to long-term debt, including current maturities, of $4,906.1M (carrying value; the most directly comparable GAAP measure) through $38.7M of unamortized debt issuance costs and original issue discount, less $21.1M of acquisition fair value layers. FREE CASH FLOW $ in millions 9M 2026 9M 2025 Net cash from operating activities $498.5 $365.1 Less: capital expenditures (241.2) (408.1) Free cash flow $257.3 $(42.9) NET DEBT AND NET LEVERAGE, SEPT. 27, 2026 $ in millions Maturity Principal Revolving credit facility ($850M; undrawn) — Term loan B (SOFR + 200 bps) May 2031 1,473.7 6.625% senior secured notes May 2032 850.0 Secured debt 2,323.7 6.500% senior notes Oct 2028 300.0 5.250% senior notes Jul 2029 500.0 7.250% senior notes May 2031 800.0 8.625% senior notes Jan 2032 1,000.0 Unsecured debt 2,600.0 Total debt 4,923.7 Less: cash and cash equivalents (267.9) Net debt $4,655.8 TTM Same-Park Adjusted EBITDA $806.4 Net leverage 5.8x 8 FREE CASH FLOW AND DEBT

MODELING ASSUMPTIONS 2026 modeling assumptions $ in millions, except operating days. Q4 2026 estimates equal full-year expectations less nine-month actuals. (1) Includes one-time $43.5M income tax refunds received in Q3; Estimates are forward-looking; see Forward-Looking Statements. Adjusted EBITDA, its margin and net leverage are non-GAAP measures; see Appendix. 9M 2026 actual Q4 2026 (est.) FY 2026 (est.) Notes Adjusted EBITDA (Same-Park) $639.5 $140–150 $780–790 vs. $166.9 in Q4 2025; $744.6 in FY 2025 Capital expenditures $241.2 ~$110–135 $350–375 Revised from $400–425 in August Cash interest $220 $85–95 $305–315 Cash taxes (1) ($33.7) $15–25 ($8.7)–($18.7) Future year run rate of $25-$35M Operating days (Same-Park) 4,106 ~762 ~4,868 Q4: ~60 more than 702 in Q4 2025; FY: 46 more than 4,822 in 2025 Shaded cells are management estimates. 9M Adjusted EBITDA margin 28.3%; TTM Adjusted EBITDA $806.4M; net leverage 5.8x. 9

SUMMARY Meaningful progress on strategic transformation 1 A solid third quarter Grew revenue and Adjusted EBITDA, held margin nearly flat at 42%, grew paid attendance and per capita spending despite challenging weather. 2 Stronger year to date Adjusted EBITDA +11%, margin up ~200 bps, $257M of free cash flow, $70–80M of gross savings estimated, and full-year Adjusted EBITDA growth expected. 3 Sufficient liquidity $1.06B of liquidity at quarter-end and our existing debt agreements also permit us to raise additional debt if needed LONG-TERM GOALS Mid-30s Adjusted EBITDA margin over time ~4x net leverage Long-term goals are forward-looking; see Forward-Looking Statements. Adjusted EBITDA, Adjusted EBITDA margin, per capita spending, free cash flow and net leverage are non-GAAP measures; see Appendix for definitions and reconciliations.

APPENDIX Definitions and non-GAAP reconciliations

APPENDIX Non-GAAP measures and key definitions (1 of 2) Use of non-GAAP measures This presentation includes measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Each is presented with, and reconciled within this Supplemental Presentation, the most directly comparable GAAP measure for each period presented. These measures should not be considered in isolation or as substitutes for GAAP measures, and they may not be comparable to similarly titled measures of other companies. Adjusted EBITDA and Modified EBITDA Modified EBITDA represents earnings before interest, taxes, depreciation, amortization, other non-cash items and other adjustments as defined in the Company’s credit agreement. Adjusted EBITDA represents Modified EBITDA less net income (loss) attributable to non-controlling interests. The most directly comparable GAAP measure is net income (loss). Management believes these measures are meaningful measures of park-level operating profitability and uses them to measure returns on capital investments, evaluate potential acquisitions, determine awards under incentive compensation plans and calculate compliance with certain loan covenants. Adjusted EBITDA is also widely used by analysts and investors to evaluate operating performance on a consistent basis. Adjusted EBITDA margin Adjusted EBITDA divided by net revenues. Per capita measures Per capita spending is calculated as revenues generated within the Company’s amusement parks and separately gated outdoor water parks, along with related parking revenues and online transaction fees charged to customers (in-park revenues), divided by total attendance. Admissions per capita spending is calculated as in-park admissions revenues divided by total attendance. In-park product per capita spending is calculated as all other in-park revenues, including food and beverage, merchandise, games and extra-charge offerings, divided by total attendance. Out-of-park revenues are revenues from resorts, out-of-park food and merchandise locations, sponsorships, international agreements and all other out-of-park operations. The most directly comparable GAAP measure is net revenues. Management uses these measures as major factors in significant operational decisions because they are primary drivers of financial and operational performance, measuring demand, pricing and consumer behavior. 12

APPENDIX Non-GAAP measures and key definitions (2 of 2) Same-Park Basis Same-Park Basis compares the performance of the Company’s current operating portfolio and excludes the results of (a) the seven parks sold to EPR Properties prior to the start of 2026 park operations and (b) the combined amusement and water park in Bowie, Maryland, where operations were discontinued after the 2025 season (together, the “parks sold and closed”). Same-Park Basis measures, including net revenues, net income (loss), diluted income (loss) per share, Adjusted EBITDA, operating costs and expenses, attendance and per capita measures, are presented alongside the corresponding reported GAAP measures, and the amounts attributable to the parks sold and closed are shown in the tables that follow. Management believes Same-Park Basis information is meaningful to evaluate operating performance of the parks owned and operated in both periods and uses it for that purpose. Net debt Net debt is long-term debt, including current maturities, plus unamortized debt issuance costs and original issue discount, less acquisition fair value layers, less cash and cash equivalents. The most directly comparable GAAP measure is long-term debt, including current maturities. Management and investors use net debt to monitor leverage. Net leverage Net debt divided by trailing twelve-month Same-Park Adjusted EBITDA. Management and investors use net leverage to monitor leverage relative to earnings. Free cash flow Net cash from operating activities less capital expenditures. The most directly comparable GAAP measure is net cash from operating activities. Management and investors use free cash flow to evaluate cash generated by the business after capital investment. Forward-looking Adjusted EBITDA We have not provided a reconciliation of forward-looking Adjusted EBITDA to net income, the most directly comparable GAAP measure, because we cannot do so without unreasonable efforts. Net income depends on items that are inherently uncertain or outside our control, including non-cash impairment charges, non-cash foreign currency gains/losses, and gains or losses on asset sales, the probable significance of which is that net income could differ materially from Adjusted EBITDA. Active pass base Operating metric (not a non-GAAP financial measure): season pass sales combined with active memberships, reflecting how many guests can visit our parks at a point in time. 13

APPENDIX

Reconciliation of Net loss to Adjusted EBITDA: Reported Basis

$ in thousands	Q3 2026	Q3 2025	9M 2026	9M 2025	4Q 2025	FY 2025	TTM 9/27/26 (d)
Net loss	$(341,036)	$(1,162,532)	$(787,172)	$(1,457,082)	$(92,384)	$(1,549,466)	$(879,556)
Interest expense, net	89,634	91,056	286,614	270,500	89,458	359,958	376,072
(Benefit) provision for taxes	(50,633)	(38,043)	(41,586)	(148,520)	(15,460)	(163,980)	(57,046)
Depreciation and amortization	102,486	128,053	317,610	365,011	121,372	486,383	438,982
EBITDA	**(199,549)**	**(981,466)**	**(224,534)**	**(970,091)**	**102,986**	**(867,105)**	**(121,548)**
Loss on early debt extinguishment	—	—	4,053	—	—	—	4,053
Non-cash foreign currency (gain) loss	1,019	6,625	12,813	(15,575)	(7,008)	(22,583)	5,805
Non-cash equity compensation expense	8,606	14,948	31,963	40,959	23,198	64,157	55,161
Loss on retirement of fixed assets, net	2,782	2,797	19,105	21,413	19,257	40,670	38,362
Loss on impairment of fixed assets	9,029	—	9,029	—	—	—	9,029
Loss on impairment of goodwill and other intangibles	678,667	1,518,099	717,307	1,518,099	—	1,518,099	717,307
Loss on disposal group	3,189	—	41,027	—	—	—	41,027
Loss on other assets	—	—	—	791	—	791	—
Costs related to the merger (a)	2,070	10,486	10,700	37,156	11,755	48,911	22,455
Severance (b)	6,169	8,592	23,133	35,792	8,772	44,564	31,905
Other (c)	6,272	(577)	18,776	7,604	6,534	14,138	25,310
Modified EBITDA	**518,254**	**579,504**	**663,372**	**676,148**	**165,494**	**841,642**	**828,866**
Net income attributable to non-controlling interests	25,085	24,816	50,169	49,632	—	49,632	50,169
Adjusted EBITDA	**$493,169**	**$554,688**	**$613,203**	**$626,516**	**$165,494**	**$792,010**	**$778,697**

$ in thousands. (a) Integration costs related to the merger of legacy Cedar Fair and legacy Six Flags, including consulting, IT integration, integration team, retention, park-standards maintenance and certain legal costs. (b) Severance and related employer taxes and benefits. (c) Certain costs as defined in the credit agreement, including legal and consulting expenses, costs at the parks sold and closed, recruiting and relocation, inventory alignment, Partnership Parks administrative payments, Mexican VAT on intercompany activity, contract termination costs and unrealized pension and short-term investment gains and losses. (d) Q4 2025 + Q1, Q2 and Q3 2026.

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Six Flags Entertainment Corporation

APPENDIX

Reconciliation of Net loss to Adjusted EBITDA: Same-Park Basis

$ in thousands	Q3 2026	Q3 2025	9M 2026	9M 2025	Q4 2025	FY 2025	TTM 9/27/26 (d)
Net loss	$(341,036)	$(1,199,904)	$(750,608)	$(1,442,077)	$(73,034)	$(1,515,111)	$(823,642)
Interest expense, net	89,634	91,048	286,606	270,435	89,465	359,900	376,071
(Benefit) provision for taxes	(50,633)	(38,048)	(41,586)	(148,525)	(15,461)	(163,986)	(57,047)
Depreciation and amortization	102,486	107,504	311,553	317,736	106,019	423,755	417,572
EBITDA	**(199,549)**	**(1,039,400)**	**(194,035)**	**(1,002,431)**	**106,989**	**(895,442)**	**(87,046)**
Loss on early debt extinguishment	—	—	4,053	—	—	—	4,053
Non-cash foreign currency (gain) loss	1,019	6,608	12,812	(15,606)	(6,977)	(22,583)	5,835
Non-cash equity compensation expense	8,606	14,948	31,963	40,959	23,198	64,157	55,161
Loss on retirement of fixed assets, net	2,782	3,555	18,843	19,865	18,586	38,451	37,429
Loss on impairment of fixed assets	9,029	—	9,029	—	—	—	9,029
Loss on impairment of goodwill and other intangibles	678,667	1,510,212	717,307	1,510,212	—	1,510,212	717,307
Loss on disposal group	3,189	—	41,027	—	—	—	41,027
Loss on other assets	—	—	—	791	—	791	—
Costs related to the merger (a)	2,070	9,679	10,700	35,179	11,626	46,805	22,326
Severance (b)	6,169	8,542	23,095	32,202	8,733	40,935	31,828
Other (c)	6,272	(1,601)	14,919	6,194	4,731	10,925	19,650
Modified EBITDA	**518,254**	**512,543**	**689,713**	**627,365**	**166,886**	**794,251**	**856,599**
Net income attributable to non-controlling interests	25,085	24,816	50,169	49,632	—	49,632	50,169
Adjusted EBITDA	**$493,169**	**$487,727**	**$639,544**	**$577,733**	**$166,886**	**$744,619**	**$806,430**

$ in thousands. (a) Integration costs related to the merger of legacy Cedar Fair and legacy Six Flags, including consulting, IT integration, integration team, retention, park-standards maintenance and certain legal costs. (b) Severance and related employer taxes and benefits. (c) Certain costs as defined in the credit agreement, including legal and consulting expenses, costs at the parks sold and closed, recruiting and relocation, inventory alignment, Partnership Parks administrative payments, Mexican VAT on intercompany activity, contract termination costs and unrealized pension and short-term investment gains and losses. (d) Q4 2025 + Q1, Q2 and Q3 2026. See reconciliation for the parks sold and closed..

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Six Flags Entertainment Corporation

APPENDIX

Reconciliation of Reported Basis to Same-Park Basis

$ in thousands, except per capita	Q3 2026	Q3 2025	9M 2026	9M 2025	FY 2025
Net revenues					
Reported Basis	$1,173,078	$1,317,753	$2,263,624	$2,450,200	$3,100,289
Parks sold and closed	—	161,164	5,222	253,412	290,015
Same-Park Basis	**$1,173,078**	**$1,156,589**	**$2,258,402**	**$2,196,788**	**$2,810,274**
Net loss attributable to Six Flags					
Reported Basis	$(366,121)	$(1,187,348)	$(837,341)	$(1,506,714)	$(1,599,098)
Parks sold and closed	—	37,372	(36,564)	(15,004)	(34,355)
Same-Park Basis	**$(366,121)**	**$(1,224,720)**	**$(800,777)**	**$(1,491,710)**	**$(1,564,743)**
Adjusted EBITDA					
Reported Basis	$493,169	$554,688	$613,203	$626,516	$792,010
Parks sold and closed	—	66,961	(26,341)	48,783	47,391
Same-Park Basis	**$493,169**	**$487,727**	**$639,544**	**$577,733**	**$744,619**
Attendance (thousands)					
Reported Basis	18,195	21,109	34,246	38,118	47,388
Parks sold and closed	—	2,869	—	4,381	4,969
Same-Park Basis	**18,195**	**18,240**	**34,246**	**33,737**	**42,419**
Per capita spending					
Reported Basis	$60.51	$59.08	$62.17	$60.81	$61.90
Same-Park Basis	**$60.51**	**$59.75**	**$62.13**	**$61.54**	**$62.66**

$ in thousands, except per capita amounts. Same-Park Basis excludes the parks sold and closed; amounts shown for the parks sold and closed are the difference between Reported Basis and Same-Park Basis.
Per capita spending is reconciled on the following slide.

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Six Flags Entertainment Corporation

APPENDIX

Reconciliation of net revenues to in-park revenues and per capita spending

$ in thousands, except per capita	Q3 2026	Q3 2025	9M 2026	9M 2025	FY 2025
Reported Basis					
In-park admissions revenues	583,558	664,480	1,138,312	1,255,968	1,583,339
In-park product revenues	517,499	582,626	990,804	1,061,873	1,350,144
In-park revenues	**1,101,057**	**1,247,106**	**2,129,116**	**2,317,841**	**2,933,483**
Out-of-park revenues	101,360	108,135	194,478	203,959	255,454
Concessionaire remittances	(29,339)	(37,488)	(59,970)	(71,600)	(88,648)
Net revenues	**$1,173,078**	**$1,317,753**	**$2,263,624**	**$2,450,200**	**$3,100,289**
Attendance (thousands)	18,195	21,109	34,246	38,118	47,388
Per capita spending	**$60.51**	**$59.08**	**$62.17**	**$60.81**	**$61.90**
Admissions per capita spending	$32.07	$31.48	$33.24	$32.95	$33.41
In-park product per capita spending	$28.44	$27.60	$28.93	$27.86	$28.49
Same-Park Basis					
In-park admissions revenues	583,558	575,036	1,137,249	1,117,930	1,425,566
In-park product revenues	517,499	514,864	990,421	958,283	1,232,460
In-park revenues	**1,101,057**	**1,089,900**	**2,127,670**	**2,076,213**	**2,658,026**
Out-of-park revenues	101,360	98,919	190,490	184,469	232,110
Concessionaire remittances	(29,339)	(32,230)	(59,758)	(63,894)	(79,862)
Net revenues	**$1,173,078**	**$1,156,589**	**$2,258,402**	**$2,196,788**	**$2,810,274**
Attendance (thousands)	18,195	18,240	34,246	33,737	42,419
Per capita spending	**$60.51**	**$59.75**	**$62.13**	**$61.54**	**$62.66**
Admissions per capita spending	$32.07	$31.53	$33.21	$33.14	$33.61
In-park product per capita spending	$28.44	$28.23	$28.92	$28.40	$29.05

$ in thousands, except per capita amounts. Per capita spending = in-park revenues / total attendance; admissions per capita spending = in-park admissions revenues / total attendance; in-park product per capita spending = in-park product revenues / total attendance. The difference between in-park admissions revenues and admissions net revenues in the consolidated statement of operations represents admission to indoor resort waterparks, which are classified as out-of-park revenues, and concessionaire remittances for certain parking arrangements.

17

Six Flags Entertainment Corporation

APPENDIX Sale of seven parks to EPR Properties SALE PRICE $331.4M Seven parks sold to EPR Properties CASH RECEIVED TO DATE $257.7M Through Sept. 27, 2026; in investing activities HELD IN ESCROW $38.4M Expected to be received by May 2027 EPR PARK SALE $ in millions Amount Sale price 331.4 Working capital / closing adjustments (35.3) Cash received to date (257.7) Amount in escrow (expected receipt by May 2027) 38.4 $ in millions unless noted. Cash received to date is "Proceeds from sale of parks" in the statement of cash flows for the nine months ended September 27, 2026. Closing costs are included in operating cash flows. Proceeds from asset sale are used to reduce debt. 18